UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):January 19, 2022

Enviva Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7272 Wisconsin Ave., Suite 1800 Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

(301) 657-5560

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 19, 2022, Enviva Inc. (the “Company”) issued a press release containing preliminary financial results for the year ended December 31, 2021 and providing certain operational updates. A copy of the press release is furnished with this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1.

The information in Item 2.02 of this Current Report and Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On January 19, 2022, the Company issued a press release announcing the launch of an underwritten public offering (the “Equity Offering”) of 4,300,000 shares of common stock of the Company, par value $0.001 per share (“Common Stock”). Additionally, on January 19, 2022, the Company issued a press release announcing the pricing of the Equity Offering. The Company granted the Underwriters (as defined below) a 30-day option to purchase up to an additional 645,000 shares of Common Stock on the same terms and conditions, which was exercised in full on January 20, 2022. Also on January 19, 2022, the Company issued a press release containing preliminary financial results for the year ended December 31, 2021 and providing certain operational updates.

Copies of the press releases are attached hereto as Exhibits 99.1, 99.2, and 99.3, respectively, and are incorporated herein by reference.

The information in Item 7.01 of this Current Report, including Exhibits 99.1, 99.2, and 99.3, is being “furnished” and shall not be deemed to be “filed” by the Company for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

Underwriting Agreement

On January 19, 2022, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., and J.P. Morgan Securities LLC, as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”), in connection with the Equity Offering. The Company intends to use the net proceeds from the Equity Offering for general corporate purposes, including a portion of its capital expenditures relating to ongoing development projects, and the temporary repayment of debt.

The issuance and sale of the Common Stock has been registered under the Securities Act, pursuant to the Company’s shelf registration statement on Form S-3 filed with the U.S. Securities and Exchange Commission and became automatically effective on January 19, 2022. The Equity Offering is expected to close on January 24, 2022. A legal opinion relating to the validity of the Common Stock is filed herewith as Exhibit 5.1.

The Underwriting Agreement contains customary representations, warranties, and agreements by the Company and customary conditions to closing, obligations of the parties, and termination provisions. Additionally, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. Furthermore, the Company has agreed with the Underwriters not to offer or sell any Common Stock (or securities convertible into or exchangeable for Common Stock), subject to limited exceptions, for a period of 60 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Underwriters and their respective affiliates have from time to time performed, and may in the future perform, various financial advisory, commercial banking, and investment banking services for the Company and its affiliates in the ordinary course of business for which they have received and would receive customary compensation. In addition, in the ordinary course of their various business activities, the Underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investments and securities activities may involve the Company’s securities and/or instruments.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference.

Cautionary Statements

This Current Report includes “forward-looking statements” within the meaning of federal securities laws. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control. All statements included in this Current Report, other than historical facts, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report. Although the Company believes that the plans, intentions, and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions, or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied, or forecast in such statements.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 19, 2022, by and among Enviva Inc. and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.
5.1	Opinion of Vinson & Elkins L.L.P., as to the validity of the Common Stock.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).
99.1	Press release titled “Enviva Announces MOU with U.S. Customer, Provides Updates to Business and Sales Pipeline, and Accelerates Capacity Expansions,” dated January 19, 2022.
99.2	Press release titled “Enviva Announces Public Offering of Common Stock,” dated January 19, 2022.
99.3	Press release titled “Enviva Prices Offering of Common Stock,” dated January 19, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2022

ENVIVA INC.

By:	/s/ Jason E. Paral
Name:	Jason E. Paral
Title:	Vice President, Associate General Counsel, and Secretary

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